UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 17, 2013

TNI BioTech, Inc.
 (Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

___________	20-1968162
(Commission File Number)	(IRS Employer Identification No.)

6701 Democracy Boulevard, Suite 300, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(888) 613-8802
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

TNI BioTech International, Ltd., a wholly-owned subsidiary of TNI BioTech, Inc. (together, the “Company” or “TNIB”) executed a Distribution Agreement effective September 17, 2013 with AHAR Pharma, a company formed under the laws of the Federal Republic of Nigeria (the “Distributer”). Subject to the terms and conditions of the Agreement, the Distributer will distribute the Company’s low-dose naltrexone under the name Lodonal™ throughout Nigeria on an exclusive basis.

The copy of the Agreement is attached hereto as an Exhibit to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

10.01                      Distribution Agreement with AHAR Pharma

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNI BioTech, Inc.

Date: October 2, 2013	By:	/s/ Noreen Griffin
Noreen Griffin
Chief Executive Officer